SCHEDULE 14A
                    Proxy Statement Pursuant to Section 14(a)
            of the Securities Exchange Act of 1934 (Amendment No. __)


Filed by the Registrant    [  ]

Filed by a Party other than the Registrant    [x]

Check the appropriate box:

[X]      Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[   ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to ss. 240.14a-12

                                Blockbuster Inc.

                (Name of Registrant as Specified In Its Charter)

                                Icahn Partners LP
                          Icahn Partners Master Fund LP
                         High River Limited Partnership
                                Icahn & Co., Inc.
                                  Carl C. Icahn
                                  Edward Bleier
                                 Strauss Zelnick
                                Keith A. Meister
                               Vincent J. Intrieri
                                  Nick Graziano

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:



         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



         4) Proposed maximum aggregate value of transaction:



         5) Total fee paid:



[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:


         2) Form, Schedule or Registration Statement No.:


         3) Filing Party:


         4) Date Filed:

                       2005 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                                BLOCKBUSTER INC.

                                -------------------

                                 PROXY STATEMENT
                                       OF
                               ICAHN PARTNERS LP,
                         ICAHN PARTNERS MASTER FUND LP,
                         HIGH RIVER LIMITED PARTNERSHIP
                                       AND
                                ICAHN & CO., INC.
                               -------------------

To Our Fellow Blockbuster Stockholders:

     This Proxy Statement and the accompanying GOLD proxy card are being furnished to stockholders ("Stockholders") of Blockbuster Inc. ("Blockbuster") in connection with the solicitation of proxies by Carl C. Icahn and certain of his affiliates and associates, to be used at the 2005 Annual Meeting (the "Annual Meeting") of Stockholders of Blockbuster, which is scheduled to be held at 10:00 a.m., Central Daylight Time, on Wednesday, May 11, 2005, at Blockbuster's corporate headquarters, 1201 Elm Street, 21st Floor Assembly Room, Dallas, Texas 75270 and at any adjournments, postponements or continuations thereof. This Proxy Statement and the GOLD proxy card are first being furnished to Stockholders on or about April __, 2005.

                  At the Annual Meeting, the Participants (as hereinafter defined) will seek to elect to the Board of Directors of Blockbuster a slate of three nominees, comprised of Carl C. Icahn, Edward Bleier and Strauss Zelnick. Each of the nominees (each a "Nominee" and, collectively, the "Nominees") has consented, if elected, to serve as a director.

                  THE NOMINEES ARE COMMITTED TO ACTING IN THE BEST INTEREST OF THE STOCKHOLDERS. WE BELIEVE THAT YOUR VOICE IN THE FUTURE OF BLOCKBUSTER CAN BEST BE EXPRESSED THROUGH THE ELECTION OF THE NOMINEES. ACCORDINGLY, WE URGE YOU TO VOTE YOUR GOLD PROXY CARD FOR CARL C. ICAHN, EDWARD BLEIER AND STRAUSS ZELNICK.

                  IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE SUCH SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE ON YOUR BEHALF THE GOLD PROXY CARD AS SOON AS POSSIBLE.

IMPORTANT

                  The election of the Nominees requires the affirmative vote of a plurality of the votes cast by Stockholders present in person or represented by proxy, assuming a quorum is present or otherwise represented at the Annual Meeting. As a result, your vote is extremely important in deciding the future of Blockbuster. We urge you to mark, sign, date and return the enclosed GOLD proxy card to vote FOR the election of Carl C. Icahn, Edward Bleier and Strauss Zelnick.

                  WE  URGE  YOU  NOT TO  SIGN  ANY  PROXY  CARD  SENT  TO YOU BY
BLOCKBUSTER.  IF YOU  HAVE  ALREADY  DONE  SO,  YOU MAY  REVOKE  YOUR  PROXY  BY
DELIVERING A LATER-DATED GOLD PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE, OR BY VOTING IN PERSON AT THE ANNUAL MEETING. SEE "VOTING PROCEDURES" AND "PROXY PROCEDURES" BELOW.

                  If you have any questions about giving your proxy or require assistance, please call:

                              D.F. KING & CO., INC.

                                 48 Wall Street
                               New York, NY 10005
                         Call Toll-Free: 1-800-431-9645
            Banks and Brokerage Firms Call Toll-Free: 1-212-269-5550

                  Only holders of record of Blockbuster's voting securities as of the close of business on March 17, 2005 (the "Record Date") are entitled to notice of, and to attend and to vote at, the Annual Meeting and any adjournments or postponements thereof. According to the proxy statement of Blockbuster filed with the Securities and Exchange Commission on March 31, 2005 ("Blockbuster's Proxy Statement"), as of the Record Date, there were outstanding 118,338,343 shares of Class A Common Stock (the "Class A Shares") and 72,000,000 shares of Class B Common Stock (the "Class B Shares," and together with the Class A Shares, the "Common Stock"). Stockholders of record at the close of business on the Record Date will be entitled to one vote at the Annual Meeting for each Class A Share held on the Record Date and two votes for each Class B Share held on the Record Date.

                  As of the Record Date, the Participants and their affiliates beneficially owned an aggregate of 11,484,100 of the Class A Shares and 5,566,131 of the Class B Shares, representing approximately 9.7% of the outstanding shares of Class A Shares and 7.73% of the outstanding Class B Shares. The Participants and their affiliates intend to vote such shares FOR the election of the Nominees.

PLEASE VOTE FOR CARL C. ICAHN, EDWARD BLEIER AND STRAUSS ZELNICK BY RETURNING YOUR COMPLETED GOLD PROXY TODAY.

PARTICIPANTS IN SOLICITATION OF PROXIES

                  In addition to the Nominees (who are Mr. Carl C. Icahn, Mr. Edward Bleier, and Mr. Strauss Zelnick), the participants in the solicitation of proxies (the "Participants") are Icahn Partners LP ("Icahn Partners"), Icahn Partners Master Fund LP ("Icahn Master"), High River Limited Partnership ("High River"), Icahn & Co., Inc. ("Icahn & Co."), Mr. Keith A. Meister, Mr. Vincent J. Intrieri and Mr. Nick Graziano.

                  Icahn Partners, Icahn Master, High River and Icahn & Co. (collectively, the "Icahn Parties") are entities controlled by Carl C. Icahn Keith A. Meister, Vincent J. Intrieri and Nick Graziano are employees of the Icahn Parties who may also participate in soliciting proxies from Blockbuster Stockholders. Mr. Meister, Mr. Intieri, Mr. Graziano, Mr. Bleier and Mr. Zelnick do not own beneficially or of record any interest in securities of Blockbuster, and none will receive any special compensation in connection with such solicitation. Mr. Icahn does not own of record any securities of Blockbuster. Mr.Icahn may be deemed to be the beneficial owner of 11,484,100 Class A Shares and 5,566,131 Class B Shares, as described herein.

                  THE ICAHN PARTIES

                  Icahn Partners is a Delaware limited partnership principally engaged in the business of investing in securities. Icahn Onshore LP ("Icahn Onshore") is a Delaware limited partnership principally engaged in the business of acting as the general partner of Icahn Partners. CCI Onshore LLC ("CCI Onshore") is a Delaware limited liability company principally engaged in the business of acting as the general partner of Icahn Onshore. CCI Onshore is wholly owned by Mr. Icahn.

                  Icahn Master is a Cayman Islands exempted limited partnership principally engaged in the business of investing in securities. Icahn Offshore LP ("Icahn Offshore") is a Delaware limited partnership principally engaged in the business of acting as the general partner of Icahn Master. CCI Offshore LLC ("CCI Offshore") is a Delaware limited liability company principally engaged in the business of acting as the general partner of Icahn Offshore. CCI Offshore is wholly owned by Mr. Icahn.

                  High River is a Delaware limited partnership principally engaged in the business of investing in securities. Hopper Investments LLC ("Hopper") is a Delaware limited liability company principally engaged in the business of serving as the general partner of High River. Barberry Corp. ("Barberry") is a Delaware corporation that serves as the sole member of Hopper. Each of Hopper and Barberry is primarily engaged in the business of investing in securities. Barberry is wholly owned by Mr. Icahn.

                  Icahn & Co. is a Delaware corporation principally engaged in the business of investing in securities and providing broker-dealer services to its affiliates. Barberry is the sole stockholder of Icahn & Co.

                  The principal business address and the address of the principal office of each of the foregoing entities is c/o Icahn Associates Corp., 767 Fifth Avenue, 47th Floor, New York, New York 10153, except that (i) the principal business address of each of Barberry, Hopper and High River is 100 South Bedford Road, Mount Kisco, New York 10549, (ii) the principal business address of Icahn Master is c/o Walkers SPV Limited, P.O. Box 908GT, 87 Mary Street, George Town, Grand Cayman, Cayman Islands, and (iii) the principal business address of Icahn & Co. is 1 Whitehall Street, 19th Floor, New York, NY 10004.

                  OTHER PARTICIPANTS

     Keith A. Meister has since June 2002 been a senior investment analyst of High River, a company owned and controlled by Carl C. Icahn, that is primarily engaged in the business of holding and investing in securities. Mr. Meister is also a Senior Investment Analyst of Icahn Partners LP and Icahn Partners Master Fund LP. He is also a director of Icahn Fund Ltd., which is the feeder fund of Icahn Partners Master Fund LP. Icahn Partners and Icahn Master are private investment funds controlled by Carl C. Icahn. Since August 2003, Mr.Meister has served as the President and Chief Executive Officer of American Property Investors, Inc., which is the general partner of American Real Estate Partners, L.P., a public limited partnership controlled by Mr. Icahn that invests in real estate and holds various other interests, including the interests in its subsidiaries that are engaged, among other things, in the oil and gas business and casino entertainment business. From March 2000 through the end of 2001, Mr. Meister co-founded and served as co-president of J Net Ventures, a venture capital fund focused on investments in information technology and enterprise software businesses. From 1997 through 1999, Mr. Meister served as an investment professional at Northstar Capital Partners, an opportunistic real estate investment partnership. Prior to his work at Northstar, Mr. Meister served as an investment analyst in the investment banking group at Lazard Freres. Mr. Meister is a director of TransTexas Gas Corporation, an oil and gas exploration company controlled by Carl C. Icahn. Mr. Meister serves as a director of XO Communications, Inc., a publicly held telecommunications company controlled by Mr. Icahn. Mr. Meister also serves as a director of American Entertainment Properties Corp. and American Casino & Entertainment Properties Finance Corp., which are gaming companies, and Scientia Corporation, a private health care venture company, all of which are companies controlled by American Real Estate Partners, L.P., which is controlled by Mr. Icahn. Mr. Meister received his A.B. in Government cum laude from Harvard College in 1995.

     Vincent J. Intrieri is a Senior Managing Director of Icahn Partners LP and Icahn Partners Master Fund LP, private investment funds controlled by Carl C. Icahn. Since January 1, 2005, Mr. Intrieri has been Senior Managing Director of Icahn Associates Corp., whose principal business is to hold a lease to premises at 767 Fifth Avenue, New York, New York, and High River, which is primarily engaged in the business of holding and investing in securities. From March 2003 to December 2004, Mr. Intrieri served as a Managing Director and from 1998 to March 2003, he served as a portfolio manager of Icahn Associates Corp. and High River. From 1995 to 1998, Mr. Intrieri served as portfolio manager for distressed investments with Elliott Associates L.P., a New York investment fund. Prior to 1995, Mr. Intrieri was a partner at the Arthur Anderson accounting firm. Mr. Intrieri is a certified public accountant. Mr. Intrieri is a director of TransTexas Gas Corporation and Panaco Inc., each of which is an oil and gas exploration company controlled by Carl C. Icahn. Mr. Intrieri is Chairman of the Board of Directors and a director of Viskase Companies, Inc., a publicly owned producer of cellulosic and plastic casings used in preparing and packaging processed meat products, in which Carl C. Icahn has an interest through the ownership of securities. In addition, Mr. Intrieri serves as a director of XO Communications, Inc., a publicly owned telecommunications company controlled by Carl C. Icahn. Mr. Intrieri received a B.S. in Accounting from The Pennsylvania State University.

     Nick Graziano is an investment analyst of Icahn Associates Corp. and has over 9 years of financial management experience. Mr. Graziano has been with Icahn Associates Corp. since March of 2004. From 2002 to 2004, Mr. Graziano was employed as an analyst with March Partners LLC, a global event-driven hedge fund. In this position, he was responsible for idea generation and analysis of a wide range of investment activities including merger arbitrage, distressed debt, restructurings, spin-offs and other corporate events. From 1998 to 2001, Mr. Graziano was employed as a Vice President in the Investment Banking Department of Thomas Weisel Partners where he advised clients in the Technology industry on a wide range of corporate finance related transactions, completing over $600 million in financing transactions and mergers and acquisitions advisory. From 1995 to 1998, Mr. Graziano was employed by Salomon Smith Barney as an Associate in the Financial Sponsors Group, completing over $2 billion in financing and advisory transactions. Mr. Graziano earned a BA in Economics from Duke University in 1994 and an MBA in Finance from Duke University in 1995.

                  The address of each of Messrs. Meister, Intrieri and Graziano is c/o Icahn Associates Corp., 767 Fifth Avenue, 47th Floor, New York, New York 10153.

                  Information concerning Messrs. Icahn, Bleier and Zelnick, including their ages and business backgrounds, may be found below under the heading "PROPOSAL 1: ELECTION OF DIRECTORS." Mr Icahn's business address is c/o Icahn Associates Corp., 767 Fifth Avenue, 47th Floor, New York, New York 10153. Mr. Zelnick's business address is 650 Fifth Avenue, 31st Floor, New York, NY 10019. Mr. Bleier's business address is 1325 Avenue of the Americas, Suite 3010, New York, NY 10019.

                  OWNERSHIP OF PARTICIPANTS

                  Each of Icahn Partners and Icahn Master is the record owner of 1000 Class A Shares and 1000 Class B Shares. Each of High River and Icahn & Co. is the record owner of 500 Class A Shares.

                  High River has sole voting power and sole dispositive power with regard to 1,398,820 Class A Shares and 772,320 Class B Shares. By virtue of the relationships discussed herein, each of Barberry, Hopper and Carl C. Icahn has shared voting power and shared dispositive power with regard to such shares. Icahn & Co. has sole voting power and sole dispositive power with regard to 898,000 Class A Shares and 340,906 Class B Shares. By virtue of the relationships discussed herein, each of Barberry and Carl C. Icahn has shared voting power and shared dispositive power with regard to such shares. Icahn Master has sole voting power and sole dispositive power with regard to 4,075,909 Class A Shares and 1,932,985 Class B Shares. By virtue of the relationships discussed herein, each of Icahn Offshore, CCI Offshore and Carl C. Icahn has shared voting power and shared dispositive power with regard to such shares. Icahn Partners has sole voting power and sole dispositive power with regard to 5,111,371 Class A Shares and 2,519,920 Class B Shares. By virtue of the relationships discussed herein, each of Icahn Onshore, CCI Onshore and Carl C. Icahn has shared voting power and shared dispositive power with regard to such shares.

                  Each of Hopper, Barberry and Mr. Icahn, by virtue of their relationships to High River (as disclosed herein), may be deemed to beneficially own (as that term is defined in Rule 13d-3 under the Act) the shares which High River directly beneficially owns. Each of Hopper, Barberry and Mr. Icahn disclaims beneficial ownership of such shares for all other purposes. Each of Icahn Offshore, CCI Offshore and Mr. Icahn, by virtue of their relationships to Icahn Master (as disclosed herein), may be deemed to beneficially own (as that term is defined in Rule 13d-3 under the Act) the shares which Icahn Master directly beneficially owns. Each of Icahn Offshore, CCI Offshore and Mr. Icahn disclaims beneficial ownership of such shares for all other purposes. Each of Icahn Onshore, CCI Onshore and Mr. Icahn, by virtue of their relationships to Icahn Partners (as disclosed herein), may be deemed to beneficially own (as that term is defined in Rule 13d-3 under the Act) the shares which Icahn Partners directly beneficially owns. Each of Icahn Onshore, CCI Onshore and Mr. Icahn disclaims beneficial ownership of such shares for all other purposes. Each of Barberry and Mr. Icahn, by virtue of their relationships to Icahn & Co. (as disclosed herein), may be deemed to beneficially own (as that term is defined in Rule 13d-3 under the Act) the shares which Icahn & Co. directly beneficially owns. Each of Barberry and Mr. Icahn disclaims beneficial ownership of such shares for all other purposes.

                  Mr. Icahn, through his control of the Icahn Parties, may be deemed to be the indirect beneficial owner of 11,484,100 of the Class A Shares, which represents approximately 9.7% of outstanding Class A Shares, and 5,566,131 Class B Shares, which represents approximately 7.73% of the outstanding Class B Shares.1

                  Except as noted above, none of the Participants or their associates is a record or beneficial owner of Class A Shares or Class B Shares. Except as noted above, none of the Participants owns beneficially, directly or indirectly, securities of any parent or subsidiary of Blockbuster.

                  All transactions in the securities of Blockbuster effected within the past 2 years by the Icahn Parties, Mr. Icahn and each other Participants and their affiliates are contained in Appendix I attached hereto.

                  OTHER INFORMATION

                  Part of the purchase price of the shares of Common Stock purchased by High River was obtained through margin borrowing. The shares of Common Stock purchased by High River are maintained in a margin account that includes positions in securities in addition to the shares of Common Stock. The indebtedness of the margin account as of April 8, 2005 was approximately $229,596,967.

                  Other than as disclosed in this Proxy Statement, none of the Participants is, and was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of Blockbuster, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.
                  None of the Participants has any position or office with Blockbuster, and none of Messrs. Icahn, Bleier or Zelnick has any arrangement or understanding with any other person pursuant to which he was selected to be a nominee. None of the Participants nor any of their associates have any arrangement or understanding with any person with respect to (A) any future employment by Blockbuster or its affiliates; or (B) any future transactions to which Blockbuster or any of its affiliates will or may be a party. Except as described above, none of the Participants or their associates has a material interest in any transaction or series of transactions engaged in by Blockbuster since the beginning of Blockbuster's last fiscal year.

                  None of the entities referred to in this Proxy Statement with which the Participants have been involved during the past five years is a parent, subsidiary, or other affiliate of Blockbuster.

                  LEGAL PROCEEDINGS

                  On January 5, 2001, Reliance Group Holdings, Inc. ("Reliance") commenced an action in the United States District Court for the Southern District of New York against Mr. Icahn, Icahn Associates Corp. and High River alleging that High River's tender offer for Reliance 9% senior notes violated
Section 14(e) of the Exchange Act. Reliance sought a temporary restraining order and preliminary and permanent injunctive relief to prevent defendants from purchasing the notes. The Court initially imposed a temporary restraining order. Defendants then supplemented the tender offer disclosures. The Court conducted a hearing on the disclosures and other matters raised by Reliance. It then denied plaintiff's motion for a preliminary injunction and ordered dissolution of its temporary restraining order following dissemination of the supplement.

                  Reliance took an immediate appeal to the United States Court of Appeals for the Second Circuit and sought a stay to restrain defendants from purchasing notes during the pendency of the appeal. On January 30, 2001, the Court of Appeals denied plaintiff's stay application. On January 30, Reliance also sought a further temporary restraining order from the District Court. The Court considered the matter and reimposed its original restraint until noon the next day, at which time the restraint was dissolved. The appeal was argued on March 9 and denied on March 22, 2001.

PROPOSAL 1:  ELECTION OF DIRECTORS

                  According to Blockbuster's Proxy Statement, three Class III directors are to be elected to Blockbuster's board of directors at the Annual Meeting. The Participants propose that the Blockbuster Stockholders elect Carl
C. Icahn, Edward Bleier and Strauss Zelnick as directors of Blockbuster at the Annual Meeting. Each Nominee, if elected, would hold office until the 2008 Annual Meeting of Stockholders and until a successor has been duly elected and qualified.

                  Background information about the Nominees is set forth herein. The Nominees are not receiving any compensation from any of the Participants or any of their affiliates in connection with this proxy solicitation. See Appendix I for additional information about the Nominees, including their beneficial ownership, purchase and sale of securities issued by Blockbuster.
     CARL C. ICAHN, age 69, has served as Chairman of the Board and a director of Starfire and Chairman of the Board and a director of various subsidiaries of Starfire, since 1984. Mr. Icahn is and has been since 1994 a majority shareholder, the Chairman of the Board and a director of American Railcar Industries, Inc. ("ARI"), a Missouri corporation. ARI is primarily engaged in the business of manufacturing, managing, leasing and selling of railroad freight and tank cars. Mr. Icahn has also been Chairman of the Board and President of Icahn & Co., Inc., a registered broker-dealer and a member of the National Association of Securities Dealers, since 1968. Since November 1990, Mr. Icahn has been Chairman of the Board of American Property Investors, Inc., the general partner of American Real Estate Partners, L.P., a public limited partnership that invests in real estate and holds various other interests, including the interests in its subsidiaries that are engaged, among other things, in the oil and gas business and casino entertainment business. Mr. Icahn has been a director of Cadus Pharmaceutical Corporation, a firm that holds various biotechnology patents, since 1993. From August 1998 to August 2002, Mr. Icahn served as Chairman of the Board of Maupintour Holding LLC (f/k/a/ Lowestfare.com, LLC), an internet travel reservations company. From October 1998 through May 2004, Mr. Icahn was the President and a director of Stratosphere Corporation, which operates the Stratosphere Hotel and Casino. Since September 29, 2000, Mr. Icahn has served as the Chairman of the Board of GB Holdings, Inc., which owns all of the outstanding stock of Atlantic Coast Entertainment Holdings, Inc., which through its wholly-owned subsidiary owns and operates The Sands Hotel and Casino in Atlantic City, New Jersey. Mr. Icahn also serves in the same capacity with Atlantic Coast Entertainment Holdings, Inc. In January 2003, Mr. Icahn became Chairman of the Board and a director of XO Communications, Inc., a telecommunications company. Mr. Icahn received his B.A. from Princeton University. Please see Appendix I for additional information.

     EDWARD BLEIER, age 75, retired in January 2004 from Warner Bros Entertainment Inc. after 34 years, where he had been President of the division responsible for American marketing of movies, animation and TV programs to networks, Pay TV, Cable and Satellite and video-on-demand. Previously, he was a senior executive of ABC TV in charge of, variously, marketing, day time and children's programming, sales and planning. Mr. Bleier is a Director of Real Networks Inc., a leading company in Internet streaming of audio and visual media and a Director of CKX Inc., a newly formed aggregator of entertainment companies e.g., Elvis Presley Enterprises and "American Idol." Mr. Bleier is a member of the Council of Foreign Relations and a Trustee of the Charles A. Dana Foundation and the Martha Graham Dance Company. He is Chairman Emeritus of the Center for Communication and Guild Hall's Academy of the Arts. In 2003, Mr. Bleier published a NY Times bestseller, "The Thanksgiving Ceremony." Mr. Bleier received a B.S. from Syracuse University.

     STRAUSS ZELNICK, age 47, is the founder of Zelnick Media LLC, an investment and advisory firm specializing in media and entertainment. From 1998 to 2000, Mr. Zelnick was President and Chief Executive Officer of BMG Entertainment, a then $4.7 billion music and entertainment unit of Bertelsmann A.G., where he managed one of the world's largest music and entertainment companies, one of the leading music publishing companies and the world's largest record club. Before joining BMG, Mr. Zelnick was President and Chief Executive Officer of Crystal Dynamics, a leading producer and distributor of interactive entertainment software. Before joining Crystal Dynamics, Mr. Zelnick was President and Chief Operating Officer of 20th Century Fox, a unit of News Corp., engaged in the production and distribution of feature films and television programming. Mr. Zelnick is a director of Carver Bancorp, Inc., a bank holding company. Mr. Zelnick was recently appointed, subject to approval of shareholders, to the boards of Reed Elsevier PLC, Reed Elsevier N.V. and Reed Elsevier Group plc., a leading provider of global information driven securities and solutions. Mr. Zelnick received a B.A. from Wesleyan University and an MBA and JD from Harvard University.

                  WE STRONGLY URGE YOU TO VOTE FOR THE ELECTION OF CARL C. ICAHN, EDWARD BLEIER AND STRAUSS ZELNICK BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED TO YOU WITH THIS PROXY STATEMENT. IF YOU HAVE SIGNED THE GOLD PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL THE SHARES REPRESENTED BY THE GOLD PROXY CARD FOR THE ELECTION OF ALL THE NOMINEES NAMED ON THE GOLD PROXY CARD.

                  Appendix  I  attached  hereto  sets  forth,  as to each of the
Nominees  and  the  other  Participants,   all  transactions  in  securities  of
Blockbuster effected during the past two years.

                  Except as set forth  herein or in Appendix I attached  hereto, neither  of the  Nominees  other  than  Mr.  Icahn  nor  or  any  of  the  other
Participants: (i) owns any securities of Blockbuster of record but not beneficially; (ii) owns beneficially any securities of Blockbuster or any parent or subsidiary of Blockbuster; (iii) has any agreement or understanding with any person with respect to any future employment by Blockbuster or its affiliates;
(iv) has any agreement or understanding with any person with respect to any future transactions to which Blockbuster or any of its affiliates will or may be a party; (v) has engaged in or had a direct or indirect interest in any transaction, or series of similar transactions, since the beginning of Blockbuster's last fiscal year, or any currently proposed transaction, or series of similar transactions, to which Blockbuster or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000; (vi) borrowed any funds for the purpose of acquiring or holding any securities of Blockbuster; or (vii) is presently, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to securities of Blockbuster. Other than as disclosed in this Proxy Statement, no securities of Blockbuster are beneficially owned by any of the associates of the Participants.


PROPOSAL 2:  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

                  According to Blockbuster's Proxy Statement, Blockbuster is soliciting proxies with respect to one proposal other than the election of directors. This proposal is discussed briefly below.

                  At the Annual Meeting, the Stockholders will be asked to ratify the appointment of PricewaterhouseCoopers LLP as Blockbuster's independent auditors for fiscal 2005. Blockbuster's board of directors unanimously recommended a vote for this proposal. Please refer to Blockbuster's Proxy Statement for a detailed discussion of the other proposal, including various arguments in favor of and against such proposal. The Participants recommend that stockholders vote FOR this proposal. IF YOU HAVE SIGNED THE GOLD PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTING ALL THE SHARES REPRESENTED BY THE GOLD PROXY CARD FOR THIS PROPOSAL.

VOTING ON PROPOSAL 2

                  The accompanying GOLD proxy card will be voted in accordance with your instruction on such card. You may vote for or vote against, or abstain from voting on, Proposal 2 described above by marking the proper box on the GOLD proxy card.

OTHER PROPOSALS

                  The Participants and their affiliates know of no other business to be presented at the 2005 Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that the persons named on the enclosed GOLD proxy card will vote that proxy on such other matters in accordance with their judgment.

VOTING PROCEDURES

                  According  to  Blockbuster's   Proxy  Statement,   the  voting
procedures are as set forth below.

                  The presence at the meeting, in person or by proxy, of the Stockholders of record entitled to cast at least a majority of the votes that all Stockholders are entitled to cast is necessary to constitute a quorum. Stockholders of record at the close of business on the Record Date will be entitled to one vote at the Annual Meeting for each Class A Share held on the Record Date and two votes for each Class B Share held on the Record Date. Abstentions and broker non-votes are considered to be shares present for the purpose of determining whether a quorum exists. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

                  Directors shall be elected by a plurality of the votes cast by Stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Votes may be cast in favor of or withheld with respect to each Nominee. Votes that are withheld and broker non-votes will not affect the outcome of the director election. In all matters other than the election of directors, the vote of a majority of the combined voting power of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter shall be the act of the Stockholders. With respect to such matters, broker non-votes are not considered to be shares present in person or represented by proxy, but abstentions are considered to be shares present in person or represented by proxy, and, therefore, abstentions will have the effect of votes against the proposal.

                  Whether or not you are able to attend the Annual Meeting, you are urged to complete the enclosed GOLD proxy and return it in the enclosed self-addressed, prepaid envelope. All valid proxies received prior to the meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy, the shares will be voted in accordance with that specification. IF NO SPECIFICATION IS MADE, THE PERSONS NAMED ON THE ENCLOSED GOLD PROXY CARD WILL VOTE YOUR SHARES FOR CARL C. ICAHN, EDWARD BLEIER AND STRAUSS ZELNICK WITH RESPECT TO PROPOSAL 1, AND FOR PROPOSAL 2.

PROXY PROCEDURES

                  IN ORDER FOR YOUR VIEWS TO BE REPRESENTED AT THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

                  IF YOU ARE A STOCKHOLDER OF RECORD ON THE RECORD DATE OF CLASS A SHARES AND CLASS B SHARES YOU WILL RECEIVE A PROXY STATEMENT WITH RESPECT TO EACH CLASS OF SHARES. PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD EVEN IF YOU HAVE PREVIOUSLY SUBMITTED A GOLD PROXY CARD FOR THE OTHER CLASS OF BLOCKBUSTER SHARES THAT YOU OWN.

                  If you have any questions about giving your proxy or require assistance, please call:

                              D.F. KING & CO., INC.

                                 48 Wall Street
                               New York, NY 10005
                         Call Toll-Free: 1-800-431-9645
            Banks and Brokerage Firms Call Toll-Free: 1-212-269-5550

                  The accompanying GOLD proxy card will be voted at the Annual Meeting in accordance with your instructions on such card.

REVOCATION OF PROXIES

                  Any Stockholder who has mailed a proxy card to Blockbuster may revoke it before it is voted by mailing a duly executed GOLD proxy card to the Participants bearing a date LATER than the proxy card delivered to Blockbuster. Proxies may also be revoked at any time prior to voting by: (i) delivering to the corporate secretary of Blockbuster a written notice, bearing a date later than the date of the proxy, stating that the proxy is revoked; (ii) delivering a duly executed proxy bearing a later date than the proxy delivered previously; or
(iii) attending the Annual Meeting and voting in person.

                  Only holders of record as of the close of business on the Record Date will be entitled to vote. If you were a Stockholder of record on the Record Date, you will retain your voting rights at the Annual Meeting even if you sell such shares after the Record Date. Accordingly, it is important that you vote the shares held by you on the Record Date, or grant a proxy to vote such shares on the GOLD proxy card, even if you sell such shares after the Record Date.

                  IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE SUCH SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE ON YOUR BEHALF THE GOLD PROXY CARD AS SOON AS POSSIBLE.

COST AND METHOD OF SOLICITATION

     Solicitation of proxies shall be made by Messrs. Icahn, Meister, Intrieri, Graziano, Bleier and Zelnick.

     The Icahn Parties have retained D.F. King & Co., Inc. ("King") to conduct the solicitation, for which King is to receive a fee of up to $100,000, plus a fee per call and reimbursement for its reasonable out-of-pocket expenses. The Icahn Parties have agreed to indemnify King against certain liabilities and expenses, including certain liabilities under the federal securities laws. Insofar as indemnification for liabilities arising under the federal securities laws may be permitted to King pursuant to the foregoing provisions, we have been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and is therefore unenforceable. As part of the solicitation, the Icahn Parties and. King may communicate with stockholders of Blockbuster by mail, courier services, Internet, advertising, telephone or telecopier or in person, but it is not anticipated that stockholders will be asked to submit proxies by telephone or internet. It is anticipated that King will employ approximately 45 persons to solicit proxies from Stockholders for the Annual Meeting. The total expenditures in furtherance of, or in connection with, the solicitation of proxies is $[_________] to date, and is estimated to be $[________] in total.

                  The Icahn Parties will pay all costs related to the solicitation of proxies (including expenditures for public relations and financial advisers, proxy solicitors, advertising, printing, transportation and related expenses). The Icahn Parties intend to seek reimbursement for the costs and expenses associated with the proxy solicitation in the event that the Nominees are elected to the board of directors of Blockbuster, but do not intend to submit the issue of reimbursement to a vote of security holders.

ADDITIONAL INFORMATION

                  Certain information regarding the securities of Blockbuster held by Blockbuster's directors, nominees, management and 5% Stockholders is contained in Blockbuster's Proxy Statement. Information concerning the date by which proposals of security holders intended to be presented at the next annual meeting of Stockholders of Blockbuster must be received by Blockbuster for inclusion in Blockbuster's Proxy Statement and form of proxy for that meeting is also contained in Blockbuster's Proxy Statement. This information is contained in Blockbuster's public filings. The Participants take no responsibility for the accuracy or completeness of such information.

Date: April __, 2005      ICAHN PARTNERS LP
                          ICAHN PARTNERS MASTER FUND LP
                          HIGH RIVER LIMITED PARTNERSHIP
                          ICAHN & CO., INC.

                                   APPENDIX I

                   SUPPLEMENTAL NOMINEE AND OTHER INFORMATION

Set forth below are the dates, types and amounts of each Participant's purchases and sales of Blockbuster's securities within the past two years.

Transactions Within the Past Two Years in Blockbuster Voting Securities by Icahn Partners, Icahn Master, Icahn & Co. and High River


-------------------- ------------------ -----------------------
                                        No. of  Class A Shares
Name                 Date               Purchased
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
High River           11/11/04               34,300
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
High River           11/12/04              120,000
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
High River           11/15/04               49,000
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
High River           11/16/04              100,000
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
High River           11/17/04              124,000
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
High River           11/18/04               40,000
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
High River           11/19/04              162,000
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
High River           11/22/04               17,000
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
High River           11/23/04               15,000
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
High River           11/24/04               40,000
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
High River           11/26/04               22,000
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
High River           11/29/04               80,000
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
High River           11/30/04               55,800
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
High River           12/01/04               56,000
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
High River           12/02/04              138,000
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
High River           12/03/04               30,000
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
High River           12/14/04              183,000
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
High River           12/14/04               62,720
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
High River           02/14/05               70,000
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn & Co.          02/15/05              130,000
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn & Co           02/17/05              613,000
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn & Co           03/07/05               70,000
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn & Co           03/08/05               85,000
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         11/11/04               54,880
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         11/12/04              192,000
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         11/15/04               76,440
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         11/16/04              156,000
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         11/17/04              193,440
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         11/18/04               62,400
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         11/19/04              252,720
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         11/22/04               26,520
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         11/23/04               23,400
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         11/24/04               62,400
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         11/26/04               34,320
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         11/29/04              124,800
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         11/30/04               87,048
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         12/01/04               87,360
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         12/02/04              215,280
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         12/03/04               49,200
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         12/14/04              300,120
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         12/14/04              102,861
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         02/14/05              142,800
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         02/15/05              265,200
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         02/17/05            1,250,520
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         03/07/05              142,800
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         03/08/05              173,400
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       11/11/04               82,320
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       11/12/04              288,000
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       11/15/04              119,560
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       11/16/04              244,000
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       11/17/04              302,560
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       11/18/04               97,600
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       11/19/04              395,280
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       11/22/04               41,480
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       11/23/04               36,600
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       11/24/04               97,600
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       11/26/04               53,680
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       11/29/04              195,200
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       11/30/04              136,152
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       12/01/04              136,640
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       12/02/04              336,720
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       12/03/04               70,800
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       12/14/04              431,880
-------------------- ------------------ -----------------------
--------------------- ----------------- -----------------------
Icahn Partners        12/14/04             148,019
--------------------- ----------------- -----------------------
--------------------- ----------------- -----------------------
Icahn Partners        02/14/05             137,200
--------------------- ----------------- -----------------------
--------------------- ----------------- -----------------------
Icahn Partners        02/15/05             254,800
--------------------- ----------------- -----------------------
--------------------- ----------------- -----------------------
Icahn Partners        02/17/05           1,201,480
--------------------- ----------------- -----------------------
--------------------- ----------------- -----------------------
Icahn Partners        03/07/05             137,200
--------------------- ----------------- -----------------------
--------------------- ----------------- -----------------------
Icahn Partners        03/08/05             166,600
--------------------- ----------------- -----------------------



-------------------- ------------------ -----------------------
                                        No. of  Class B Shares
Name                 Date               Purchased
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
High River           11/15/04               94,000
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
High River           11/16/04               26,000
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
High River           11/17/04               31,960
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
High River           11/18/04               40,000
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
High River           11/19/04               80,000
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
High River           11/22/04               12,000
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
High River           11/23/04                 6,000
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
High River           11/24/04               17,000
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
High River           11/26/04                7,400
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
High River           11/29/04               24,000
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
High River           11/30/04               52,000
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
High River           12/01/04               35,000
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
High River           12/02/04               88,000
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
High River           12/03/04               38,080
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
High River           12/06/04               16,000
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
High River           12/07/04               40,900
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
High River           12/08/04               42,000
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
High River           12/09/04               31,300
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
High River           12/10/04               35,000
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
High River           12/14/04               12,740
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
High River           12/14/04               12,940
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
High River           02/14/05               30,000
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn & Co.          02/15/05               30,080
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn & Co.          02/16/05               53,000
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn & Co.          02/17/05              131,626
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn & Co.          03/07/05               41,560
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn & Co.          03/08/05               79,480
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn & Co.          04/01/05                5,160
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         11/15/04              146,640
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         11/16/04               40,560
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         11/17/04               49,858
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         11/18/04               62,400
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         11/19/04              124,800
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         11/22/04               18,720
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         11/23/04                9,360
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         11/24/04               26,520
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         11/26/04               11,544
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         11/29/04               37,440
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         11/30/04               81,120
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         12/01/04               54,600
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         12/02/04              137,280
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         12/03/04               62,451
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         12/06/04               26,240
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         12/07/04               67,076
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         12/08/04               68,880
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         12/09/04               51,332
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         12/10/04               57,400
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         12/14/04               20,894
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         12/14/04               21,222
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         02/14/05               61,200
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         02/15/05               61,363
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         02/16/05              108,120
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         02/17/05              268,518
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         03/07/05               84,782
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         03/08/05              162,139
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Master         04/01/05               10,526
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       11/15/04              229,360
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       11/16/04               63,440
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       11/17/04               77,982
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       11/18/04               97,600
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       11/19/04              195,200
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       11/22/04               29,280
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       11/23/04               14,640
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       11/24/04               41,480
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       11/26/04               18,056
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       11/29/04               58,560
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       11/30/04              126,880
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       12/01/04               85,400
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       12/02/04              214,720
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       12/03/04               89,869
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       12/06/04               37,760
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       12/07/04               96,524
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       12/08/04               99,120
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       12/09/04               73,868
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       12/10/04               82,600
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       12/14/04               30,066
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       12/14/04               30,538
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       02/14/05               58,800
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       02/15/05               58,957
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       02/16/05              103,880
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       02/17/05              257,987
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       03/07/05               81,458
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       03/08/05              155,781
-------------------- ------------------ -----------------------
-------------------- ------------------ -----------------------
Icahn Partners       04/01/05               10,114
-------------------- ------------------ -----------------------

IMPORTANT

                  1. If your shares are held in your own name, please mark, date and mail the enclosed GOLD proxy card to our Proxy Solicitor, D.F. King & Co., Inc., in the postage-paid envelope provided.

                  2. If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions for a GOLD proxy card to be signed representing your shares.

                  3. If you have already submitted a proxy card to Blockbuster for the Annual Meeting, you may change your vote to a vote FOR the election of the Nominees by marking, signing, dating and returning the enclosed GOLD proxy card for the Annual Meeting, which must be dated after any proxy you may have submitted to Blockbuster. ONLY YOUR LATEST DATED PROXY FOR THE ANNUAL MEETING WILL COUNT AT THE ANNUAL MEETING.

                  4. If you are a stockholder of record on the record date of Class A Shares and Class B Shares you will receive a proxy statement with respect to each class of shares. Please mark, sign, date and return the enclosed gold proxy card even if you have previously submitted a gold proxy card for the other class of Blockbuster shares that you own.

                  If you have any questions about giving your proxy or require assistance, please call:

                              D.F. KING & CO., INC.

                                 48 Wall Street
                               New York, NY 10005
                         Call Toll-Free: 1-800-431-9645
            Banks and Brokerage Firms Call Toll-Free: 1-212-269-5550

{88883\1020\4/11/2005\00518430v2}
PROXY CARD - CLASS A SHARES (BBI)

BLOCKBUSTER INC.
2005 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY
ICAHN PARTNERS LP
ICAHN PARTNERS MASTER FUND LP
HIGH RIVER LIMITED PARTNERSHIP AND
ICAHN & CO., INC.

                  The undersigned hereby appoints and constitutes each of ________________, ________________ and __________________ (acting alone or together) as proxies, with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Blockbuster Inc. ("Blockbuster") to be held on May 11, 2005, at 10:00 a.m., Central Daylight Time, and at any adjournment or postponement thereof, hereby revoking any proxies previously given, to vote all Class A Shares and Class B Shares of Blockbuster held or owned by the undersigned as directed below, and in their discretion upon such other matters as may come before the meeting. IF NO DIRECTION IS MADE, THE PERSONS NAMED ON THIS GOLD PROXY CARD WILL VOTE YOUR SHARES FOR CARL C. ICAHN, EDWARD BLEIER AND STRAUSS ZELNICK FOR DIRECTOR, AND FOR PROPOSAL TO RATIFY APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS FOR FISCAL 2005.



                      SIGN, DATE AND MAIL YOUR PROXY TODAY

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

     ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, HIGH RIVER LIMITED PARTNERSHIP AND ICAHN & CO., INC., EACH RECOMMEND A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1 BELOW AND "FOR" PROPOSAL 2 BELOW.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.

         STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN, AND RETURN THIS PROXY.

         YOUR VOTE IS VERY IMPORTANT TO US.

1.Election of directors -- Nominees:        [     ]      [     ]        [     ]
(01) Carl C. Icahn                          FOR ALL      WITHHELD       FOR ALL
(02) Edward Bleier                          NOMINEES     FROM ALL       EXCEPT
(03) Stauss Zelnick NOMINEES


 NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "FOR ALL EXCEPT" box and write the name(s) of the nominee(s) you do not support on the line below. Your shares will be voted for the remaining nominee(s).

----------------------------------------------------------


                                            [     ]      [     ]        [     ]
2.Ratification  of  appointment  of          FOR         AGAINST        ABSTAIN
  PricewaterhouseCoopers  LLP  as
  independent auditors for fiscal 2005.




                  MARK HERE IF YOU PLAN TO ATTEND THE MEETING          [     ]

                  MARK HERE IF AN ADDRESS CHANGE HAS BEEN              [     ]
                  NOTED ON THE REVERSE SIDE OF THIS CARD

  Please be sure to sign and date this Proxy.



                  SIGNATURE(S) OF STOCKHOLDER(S)                  DATE



                  TITLE, IF ANY


                  SIGNATURE (IF HELD JOINTLY):

                  Note: Please sign exactly as name appears hereon,. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by an authorized person.

PROXY CARD - CLASS B SHARES (BBI.B)

BLOCKBUSTER INC
2005 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY
ICAHN PARTNERS LP
ICAHN PARTNERS MASTER FUND LP
HIGH RIVER LIMITED PARTNERSHIP AND
ICAHN & CO., INC.

                  The undersigned hereby appoints and constitutes each of ________________, ________________ and __________________ (acting alone or together) as proxies, with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Blockbuster Inc. ("Blockbuster") to be held on May 11, 2005, at 10:00 a.m., Central Daylight Time, and at any adjournment or postponement thereof, hereby revoking any proxies previously given, to vote all Class A Shares and Class B Shares of Blockbuster held or owned by the undersigned as directed below, and in their discretion upon such other matters as may come before the meeting. IF NO DIRECTION IS MADE, THE PERSONS NAMED ON THIS GOLD PROXY CARD WILL VOTE YOUR SHARES FOR CARL C. ICAHN, EDWARD BLEIER AND STRAUSS ZELNICK FOR DIRECTOR, AND FOR PROPOSAL TO RATIFY APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS FOR FISCAL 2005.



                      SIGN, DATE AND MAIL YOUR PROXY TODAY

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

     ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, HIGH RIVER LIMITED PARTNERSHIP AND ICAHN & CO., INC., EACH RECOMMEND A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1 BELOW AND "FOR" PROPOSAL 2 BELOW.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.

         STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN, AND RETURN THIS PROXY.

         YOUR VOTE IS VERY IMPORTANT TO US.

1.Election of directors -- Nominees:      (     ]        [     ]        [     ]
(01) Carl C. Icahn                        FOR ALL         WITHHELD      FOR ALL
(02) Edward Bleier                        NOMINEES        FROM ALL      EXCEPT
(03) Stauss Zelnick                                      NOMINEES


 NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "FOR ALL EXCEPT" box and write the name(s) of the nominee(s) you do not support on the line below. Your shares will be voted for the remaining nominee(s).

----------------------------------------------------------


                                          [    ]          [    ]        [     ]
2.Ratification  of  appointment  of         FOR           AGAINST       ABSTAIN
  PricewaterhouseCoopers  LLP  as
  independent auditors for fiscal 2005.




                  MARK HERE IF YOU PLAN TO ATTEND THE MEETING          [     ]

                  MARK HERE IF AN ADDRESS CHANGE HAS BEEN              [     ]
                  NOTED ON THE REVERSE SIDE OF THIS CARD

         Please be sure to sign and date this Proxy.



                  SIGNATURE(S) OF STOCKHOLDER(S)                            DATE



                  TITLE, IF ANY


                  SIGNATURE (IF HELD JOINTLY):


                  Note: Please sign exactly as name appears hereon,. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by an authorized person.









--------
1 Except as otherwise noted herein, all share amounts are reported as of the close of business on April 8, 2005.